Exhibit 4.31
COLLATERAL TRUST JOINDER

November 30, 2020
Reference is made to the to (i) that certain Amended and Restated Collateral Trust Agreement, dated as of April 15, 2014 (as amended, supplemented or otherwise modified from time to time (including pursuant to those certain Collateral Trust Joinders (as defined below) and the Collateral Trustee Resignation and Appointment Agreements (as defined below)), the “Collateral Trust Agreement”), among Tenneco Inc. (the “Company”), Federal-Mogul LLC, the other Subsidiaries of the Company party thereto, Wilmington Trust, National Association (“Wilmington”), as Collateral Trustee (as successor to Bank of America, N.A., which was successor to Citibank, N.A.) (in such capacity and together with its successors, the “Collateral Trustee”) and each of JPMorgan Chase Bank, N.A. (“JPMCB”) and the Existing Notes Trustees as First Priority Representatives, (ii) to that certain Collateral Trust Joinder, dated as of March 30, 2017, among Citibank, N.A., as Collateral Trustee (the “Initial Collateral Trustee”) and Wilmington, as trustee under the Target March 2017 Indenture (the “March 2017 Notes Trustee”) (such joinder, the “March 2017 Notes Collateral Trust Joinder”), pursuant to which the March 2017 Notes Trustee became a party to the Collateral Trust Agreement as a First Priority Representative and (iii) to that certain Collateral Trust Joinder, dated as of June 29, 2017, among the Initial Collateral Trustee and The Bank of New York Mellon, London Branch, as trustee under the Target June 2017 Indenture (the “June 2017 Notes Trustee” and, together with the March 2017 Notes Trustee, the “Existing Notes Trustees”) (such joinder, the “June 2017 Notes Collateral Trust Joinder” and, together with the March 2017 Notes Collateral Trust Joinder, the “Collateral Trust Joinders”), pursuant to which the June 2017 Notes Trustee became a party to the Collateral Trust Agreement as a First Priority Representative.
Reference is made (i) to that certain Collateral Trustee Resignation and Appointment Agreement, dated as of February 23, 2018, entered into by and among Bank of America, N.A. (“BANA”), Citibank, N.A. (“Citibank”), each Existing Notes Trustee, in its capacity as a PP&E First Lien Agent and the other parties thereto, pursuant to which BANA replaced Citibank as successor Collateral Trustee under the Collateral Trust Agreement and under each other Collateral Trust Security Document (the “First Collateral Trustee Resignation and Appointment Agreement”) and (ii) to that certain Collateral Trustee Resignation and Appointment, Joinder, Assumption and Designation Agreement, dated as of October 1, 2018, entered into by and among Wilmington, Bank of America, N.A. (“BANA”), each Existing Notes Trustee, in its capacity as a PP&E First Lien Agent, JPMCB, in its capacity as a PP&E First Lien Agent and a First Priority Representative with respect to First Priority Obligations, the Company and the Subsidiaries of the Company party thereto, and the other parties thereto, pursuant to which, among other things, (x) Wilmington replaced BANA as successor Collateral Trustee under the Collateral Trust Agreement and under each other Collateral Trust Security Document and (y) JPMCB, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement, dated as of October 1, 2018, among the Company, Tenneco Automotive Operating Company Inc., the other subsidiary borrowers from time to time parties thereto, the several lenders from time to time party thereto and JPMCB, as administrative agent (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”) become a party to the Collateral Trust Agreement as a PP&E First Lien Agent and a First Priority Representative (the “Second Collateral Trustee Resignation and Appointment Agreement” and, together with the First Collateral Trustee Resignation and Appointment Agreement, the “Collateral Trustee Resignation and Appointment Agreements”).
Reference is made to the Pari Passu Intercreditor Agreement dated as of March 30, 2017 (as amended, supplemented or otherwise modified from time to time, the “Pari Passu Intercreditor Agreement”), among the Collateral Trustee, Wilmington, as Initial Other Authorized Representative, The Bank of New York Mellon, London Branch, as an Authorized Representative, JPMCB, as an Authorized Representative, the additional Authorized Representatives from time to time a party thereto and the other parties from time to time a party thereto.
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Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Collateral Trust Agreement. This Collateral Trust Joinder is being executed and delivered as a condition precedent to the Obligations related to the Indebtedness for which the New Representative (as defined below) is acting as trustee (the “Additional Secured Debt”) being entitled to the benefits of being First Priority Obligations under the Collateral Trust Agreement.
1.     Acknowledgment. The undersigned, Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee” and the “New Representative”) under that certain Indenture, dated as of November 30, 2020 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), among the Company, the other Subsidiaries of the Company party thereto, and the New Representative, as Trustee, as paying agent, and as registrar, hereby agrees to the terms of the Collateral Trust Agreement and, to the extent applicable, the ABL Intercreditor Agreement, to be bound as a First Priority Representative and, to the extent applicable, PP&E First Lien Agent thereunder for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.
2.    Lien Sharing and Priority Confirmation.
    The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the series of Additional Secured Debt hereby agrees, for the enforceable benefit of all holders of each existing and future series of Secured Obligations that:
    A.    all PP&E First Lien Obligations will be and are secured equally and ratably by all Liens at any time granted by the Loan Parties to secure any Obligations in respect of the Additional Secured Debt, whether or not upon property otherwise constituting collateral for such Additional Secured Debt, and that all such Liens will be enforceable by the Collateral Trustee for the benefit of all holders of PP&E First Lien Obligations equally and ratably;
    B.    the New Representative and each holder of Obligations in respect of the Additional Secured Debt for which the undersigned is acting as Representative are bound by the provisions of the Collateral Trust Agreement, the Pari Passu Intercreditor Agreement (as defined in the Credit Agreement) (if applicable) and, to the extent applicable, the ABL Intercreditor Agreement, including the provisions relating to ranking of Liens and the order of application of proceeds from the enforcement of Liens; and
    C.    it consents to the Collateral Trustee performing, and directs the Collateral Trustee to perform, its obligations under the Collateral Trust Agreement and the other Collateral Trust Security Documents in respect of the Obligations.
3.     Designation of PP&E First Lien Obligations. The Company hereby (i) designates the Indenture as a PP&E First Lien Term Facility under the Collateral Trust Agreement and, to the extent applicable, the ABL Intercreditor Agreement and designates the Obligations under the Indenture as PP&E First Lien Obligations under the Collateral Trust Agreement and the ABL Intercreditor Agreement and (ii) certifies to each of Wilmington, The Bank of New York Mellon, London Branch, and JPMCB, in each case as a PP&E First Lien Agent under the Collateral Trust Agreement, that the incurrence of Indebtedness under the Indenture is permitted to be incurred and so secured by the Collateral by the PP&E Loan Documents. The other parties hereto hereby acknowledge and agree to the designation in clause (i) of the preceding sentence.
4.    Acknowledgment. The Company hereby certifies to the other parties hereto that the Discharge of PP&E First Lien Obligations (as defined in the ABL Intercreditor Agreement) solely with respect to the Initial PP&E First Lien Term Facility (as defined in the ABL Intercreditor Agreement) has
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occurred and there are no Borrowing Base Priority Obligations outstanding as of the date hereof. Each of the parties hereto hereby acknowledges and agrees that (a) the “Applicable Representative” as defined in the Collateral Trust Agreement with respect to the PP&E Collateral and the PP&E Priority Obligations, shall be the Applicable Authorized Representative under and as defined in the Pari Passu Intercreditor Agreement for all purposes under the Collateral Trust Agreement, which, as of the date hereof, is JPMBC, as Major Non-Controlling Authorized Representative, (b) for so long as there are no Borrowing Base Priority Obligations outstanding, the “Applicable Representative” as defined in the Collateral Trust Agreement with respect to the Borrowing Base Collateral and the Borrowing Base Priority Obligations, shall be the Applicable Authorized Representative under and as defined in the Pari Passu Intercreditor Agreement for all purposes under the Collateral Trust Agreement, which, as of the date hereof, is JPMBC, as Major Non-Controlling Authorized Representative, and (c) if at any time after the date hereof there are Borrowing Base Priority Obligations outstanding, “Applicable Representative” with respect to the Borrowing Base Collateral and the Borrowing Base Priority Obligations for all purposes under the Collateral Trust Agreement shall be defined as it was before giving effect to the foregoing clause (b).
5.     ABL Intercreditor Agreement Matters & Joinder. The parties hereto hereby agree that, notwithstanding that the ABL Intercreditor Agreement is not in effect, for the avoidance of doubt, this Collateral Trust Joinder (i) constitutes a joinder to the ABL Intercreditor Agreement by each of Wilmington, The Bank of New York Mellon, London Branch, and JPMCB, in each case as a PP&E First Lien Agent under the Collateral Trust Agreement as contemplated by clause (iii) of the definition of “PP&E First Lien Term Facility” in the ABL Intercreditor Agreement, and (ii) satisfies the requirements of clause (b) of the definition of “PP&E First Lien Term Facility” in the ABL Intercreditor Agreement. The parties hereto also agree, for the avoidance of doubt, that the March 2017 Notes, June 2017 Notes and the Credit Agreement satisfy the requirements of clause (iii) of the definition of “PP&E First Lien Term Facility” in the ABL Intercreditor Agreement.  Notwithstanding anything to the contrary in this Collateral Trust Joinder, the parties hereto acknowledge that the ABL Intercreditor Agreement is not in effect and that references thereto set forth in this Collateral Trust Joinder are purely and solely for purposes of ensuring that terms in the Collateral Trust Agreement defined in or by reference to the ABL Intercreditor Agreement are clearly recognized and understood by the parties hereto.
6.     Counterparts. This Collateral Trust Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The exchange of copies of this Collateral Trust Joinder and of signature pages that are executed by manual signatures that are scanned, photocopied or faxed or by other electronic signing created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign), in each case that is approved by the Authorized Representative, shall constitute effective execution and delivery of this Collateral Trust Joinder for all purposes. Signatures of the parties hereto that are executed by manual signatures that are scanned, photocopied or faxed or by other electronic signing created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign), in each case that is approved by the Authorized Representative, shall be deemed to be their original signatures for all purposes of this Collateral Trust Joinder as to the parties hereto and may be used in lieu of the original.
7.     Governing Law and Miscellaneous Provisions. The provisions of Sections 6.08 and 6.14 of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Joinder.
8.     Wilmington Trust, National Association is entering into this Collateral Trust Joinder solely in its capacity as (1) Collateral Trustee under the Collateral Trust Agreement, (2) March 2017 Notes Trustee and (3) Trustee under the Indenture, and not in its individual or corporate capacity. In acting hereunder and under the Collateral Trust Agreement, the New Representative shall have all of the rights, privileges, immunities and indemnities of the Trustee set forth in the Indenture, whether or not expressly set forth herein or therein.
[Signature Page Follows]
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IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Joinder to be executed by their respective officers or representatives as of the date first written above.
WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee and New Representative under the Indenture

By: ___/s/ Jane Y. Schweiger
Name: _Jane Y. Schweiger__
Title:___Vice President_____

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The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Joinder and agrees to act as Collateral Trustee for the New Representative and the holders of the Secured Obligations represented thereby:
WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee

By: ___/s/ Jane Y. Schweiger
Name: _Jane Y. Schweiger__
Title:___Vice President_____

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Acknowledged and agreed, solely with respect to Sections 3, 4, 5 and 6 hereof:

TENNECO INC.

By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance and Treasurer

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Acknowledged and agreed, solely with respect to Sections 4, 5 and 6 hereof:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as First Priority Representative

By: ___/s/ Jane Y. Schweiger
Name: _Jane Y. Schweiger__
Title:___Vice President_____

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THE BANK OF NEW YORK MELLON, LONDON BRANCH, as First Priority Representative

By: ____/s/ Marilyn Chau__
Name: __Marilyn Chau____
Title: ___Vice President Authorised Signatory

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JPMORGAN CHASE BANK, N.A., as First Priority Representative

By: ___/s/ Gene R. Riego de Dios
Name: _Gene R. Riego de Dios__
Title: __Executive Director______

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TENNECO AUTOMOTIVE OPERATING COMPANY INC.
By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance
TENNECO INTERNATIONAL HOLDING CORP.
By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance
TENNECO GLOBAL HOLDINGS INC.
By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance
THE PULLMAN COMPANY
By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance
TMC TEXAS INC.
By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance

CLEVITE INDUSTRIES INC.
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By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance
FEDERAL-MOGUL FINANCING CORPORATION
By: ___/s/ David G. Jachcik__
Name: David G. Jachcik
Title: Assistant Treasurer
CARTER AUTOMOTIVE COMPANY LLC
By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance
FEDERAL-MOGUL IGNITION LLC
By: ___/s/ David G. Jachcik__
Name: David G. Jachcik
Title: President and Treasurer
FEDERAL-MOGUL PISTON RINGS, LLC
By: ___/s/ David G. Jachcik__
Name: David G. Jachcik
Title: President and Treasurer

FEDERAL-MOGUL POWERTRAIN LLC
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By: ___/s/ David G. Jachcik__
Name: David G. Jachcik
Title: President and Treasurer
FEDERAL-MOGUL POWERTRAIN IP LLC
By: ___/s/ David G. Jachcik__
Name: David G. Jachcik
Title: President and Treasurer
FEDERAL-MOGUL PRODUCTS US LLC
By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance
FEDERAL-MOGUL MOTORPARTS LLC
By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance
FEDERAL-MOGUL WORLD WIDE LLC
By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance
FELT PRODUCTS MFG. CO. LLC
By: ___/s/ David G. Jachcik__
Name: David G. Jachcik
Title: President and Treasurer
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MUZZY-LYON AUTO PARTS LLC
By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance
FEDERAL-MOGUL CHASSIS LLC
By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance
F-M MOTORPARTS TSC LLC
By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance
F-M TSC REAL ESTATE HOLDINGS LLC
By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance

FEDERAL-MOGUL VALVE TRAIN INTERNATIONAL LLC
By: ___/s/ David G. Jachcik__
Name: David G. Jachcik
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Title: President and Treasurer
FEDERAL-MOGUL SEVIERVILLE, LLC
By: ___/s/ David G. Jachcik__
Name: David G. Jachcik
Title: President and Treasurer
BECK ARNLEY HOLDINGS LLC
By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance
DRIV AUTOMOTIVE INC.
By: ___/s/ Paul D. Novas__
Name: Paul D. Novas
Title: Vice President Finance

Signature Page to Joinder to Collateral Trust Agreement
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